UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

BRUKER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road Billerica, MA 01821 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K of Bruker Corporation (the “Company”) filed on May 22, 2017 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2017 Annual Meeting of Stockholders held on May 22, 2017. The sole purpose of this Amendment No. 1 is to disclose the Company’s decision as to how frequently it will conduct future stockholder advisory votes regarding compensation of its named executive officers. No other changes have been made to the Original Form 8-K.

Section 5 — Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Proposal No. 3 — Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers

The Company’s Board of Directors has decided that the Company will submit future non-binding advisory votes on executive compensation for consideration by stockholders on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: August 30, 2017	By:	/s/ ANTHONY L. MATTACCHIONE
Anthony L. Mattacchione Chief Financial Officer and Senior Vice President